Exhibit 4.2

MINDBODY, INC.

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amended and Restated Investors’ Rights Agreement (this “Agreement”) is made and entered into as of February 10, 2014, by and among Mindbody, Inc., a California corporation (the “Company”), the holders of outstanding Common Stock of the Company listed on Schedule 1 hereto (the “Founders”), the holders of outstanding Series A Preferred Stock and Series B Preferred Stock of the Company listed on Schedule 2 hereto (the “Series A and B Holders”), the holders of outstanding Series C Preferred Stock of the Company listed on Schedule 3 hereto (the “Series C Holders”), the holders of outstanding Series D Preferred Stock of the Company listed on Schedule 4 hereto (the “Series D Holders”), the holders of Series E Preferred Stock of the Company listed on Schedule 5 hereto (the “Series E Holders”), the holders of Series F Preferred Stock of the Company listed on Schedule 6 hereto (the “Series F Holders”) and the purchasers of Series G Preferred Stock of the Company listed on Schedule 7 hereto (the “New Investors” and, together with the Series A and B Holders, the Series C Holders, the Series D Holders, the Series E Holders and the Series F Holders, the “Investors”).

RECITALS

The Company, the Founders, the Series A and B Holders, the Series C Holders, the Series D Holders, the Series E Holders and the Series F Holders previously entered into an Amended and Restated Investors’ Rights Agreement dated as of October 19, 2012 (the “Prior Agreement”). The Company and the New Investors have entered into a Series G Preferred Stock Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof, pursuant to which the Company desires to sell to the New Investors and the New Investors desire to purchase from the Company shares of the Company’s Series G Preferred Stock (the “Series G Preferred Stock”). A condition to the New Investors’ obligations under the Purchase Agreement is that the Company, the Founders and the Investors enter into this Agreement in order to provide (i) the Investors and the Founders certain rights to register shares of the Company’s common stock (the “Common Stock”) held by the Investors and the Founders or issued or issuable upon conversion of the Company’s preferred stock (the “Preferred Stock”) held by the Investors, (ii) the Investors certain rights to receive or inspect information pertaining to the Company, and (iii) the Investors a right of first offer with respect to certain issuances by the Company of its securities. The Company, the Founders, the Series A and B Holders, the Series C Holders, the Series D Holders, the Series E Holders and the Series F Holders desire to induce the New Investors to purchase shares of Series G Preferred Stock pursuant to the Purchase Agreement by agreeing to the terms and conditions set forth below.

Section 5.3 of the Prior Agreement provides that the Prior Agreement may be amended and restated as provided herein upon the written consent of (i) the Company, (ii) the Required Other Holders (as defined in the Prior Agreement), and (iii) the holders of not less than a majority of the of the outstanding shares of Series C Registrable Securities, Series D Registrable Securities, Series E Registrable Securities and Series F Registrable Securities (in each case, on an as-converted basis), voting together as a single class (collectively, the “Required Holders”).

AGREEMENT

The parties agree as follows:

1. Amendment of Prior Agreement; Waiver of Right of First Offer. Effective and contingent upon (a) execution of this Agreement by the Required Holders, and (b) upon the Closing (as such term is defined in Purchase Agreement), the Prior Agreement is hereby amended and restated in its entirety to read as set forth in this Agreement, and the Company and the Investors agree (i) to be bound by the provisions hereof as the sole agreement of the Company, the Founders and the Investors with respect to the registration rights of the Company’s securities and certain other rights, as set forth herein, and (ii) that the provisions of the Prior Agreement shall have no further force and effect with respect to the Company, the Founders, the Series A and B Holders, the Series C Holders, the Series D Holders, the Series E Holders or the Series F Holders. The Series A and B Holders, the Series C Holders, the Series D Holders, the Series E Holders and the Series F Holders that are Major Investors (as that term is defined in the Prior Agreement) hereby waive the Right of First Offer, including the notice requirements, set forth in the Prior Agreement with respect to the issuance of Series G Preferred Stock pursuant to the Purchase Agreement.

2. Registration Rights.

2.1 Definitions. For purposes of this Agreement:

(a) “Exchange Act” means the Securities Exchange Act of 1934, as amended (and any successor thereto), and the rules and regulations promulgated thereunder.

(b) “Excluded Registration” means a registration (i) on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto, (ii) in connection with an exchange offer or offering solely to the Company’s stockholders, (iii) on Form S-1 or any successor form thereto in connection with an exchange of shares in connection with a merger or acquisition conducted or contemplated by the Company, (iv) relating solely to the sale of securities to participants in a Company stock plan, or (v) relating solely to a transaction covered by Rule 145 under the Securities Act.

(c) “Form S-3” means such form under the Securities Act as in effect on the date hereof or any successor form under the Securities Act that permits significant incorporation by reference of the Company’s subsequent public filings under the Exchange Act.

(d) “Founders’ Stock” means the shares of Common Stock issued to or owned by the Founders.

(e) “Holder” means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 2.12 of this Agreement.

(f) “Other Registrable Securities” means Registrable Securities held by the Series A and B Holders, the Founders or their permitted successors and assigns.

(g) “Qualifying IPO” has the meaning given to such term in the Restated Articles.

(h) “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

(i) “Registrable Securities” means (i) the shares of Common Stock issuable or issued upon conversion of the Preferred Stock, (ii) the shares of Founders’ Stock, (iii) any other shares of Common Stock held by the Founders, the Investors or their permitted successors and assigns at any time and (iv) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i), (ii) and (iii); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities sold by a person in a transaction in which such person’s rights under this Agreement are not assigned, other than in accordance with Section 2.12. Notwithstanding the foregoing, except for purposes of Section 5.3, Common Stock or other securities shall only be treated as Registrable Securities if and so long as (A) they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, (B) they have not been sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale, or (C) the Holder thereof is entitled to exercise any right provided in Section 2 in accordance with Section 2.14 below.

(j) “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

(k) “Required Other Holders” means the holders of a majority of the Other Registrable Securities.

(l) “Required Series C Holders” means the holders of a majority of the Series C Registrable Securities.

(m) “Required Series D, E, F and G Holders” means the holders of a majority of the Series D Registrable Securities, Series E Registrable Securities, Series F and Series G Registrable Securities, voting together.

(n) “Restated Articles” means the Company’s Sixth Amended and Restated Articles of Incorporation.

(o) “Right of First Refusal and Co-Sale Agreement” means the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of the date hereof, by and among the Company, the Founders, the Investors and the other parties thereto, as the same may be amended, restated and otherwise modified from time to time.

(p) “SEC” means the U.S. Securities and Exchange Commission.

(q) “Securities Act” means the U.S. Securities Act of 1933, as amended (and any successor thereto), and the rules and regulations promulgated thereunder.

(r) “Series C Registrable Securities” means Registrable Securities held by the Series C Holders or their permitted successors and assigns.

(s) “Series D Registrable Securities” means Registrable Securities held by the Series D Holders or their permitted successors and assigns.

(t) “Series E Registrable Securities” means Registrable Securities held by the Series E Holders or their permitted successors and assigns

(u) “Series F Registrable Securities” means Registrable Securities held by the Series F Holders or their permitted successors and assigns.

(v) “Series G Registrable Securities” means Registrable Securities held by the New Investors or their permitted successors and assigns.

(w) “Voting Agreement” means the Amended and Restated Voting Agreement, dated as of the date hereof, by and among the Company, the Founders, the Investors and the other parties thereto, as the same may be amended, restated and otherwise modified from time to time.

2.2 Request for Registration.

(a) If the Company shall receive at any time after six (6) months after the effective date of the first registration statement for an underwritten public offering of securities of the Company (other than an Excluded Registration), a written request from either the Required Series D, E, F and G Holders (a “Series D, E, F and G Demand Registration”), the Required Series C Holders (a “Series C Demand Registration”) or the Required Other Holders (an “Other Shareholder Demand Registration”) that the Company file a registration statement under the Securities Act covering the registration of at least such number of the Registrable Securities having an anticipated aggregate offering price of at least $5,000,000, then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 2.2(b), use its best efforts to file as soon as practicable, and in any event within 90 days of the receipt of such request, a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered within 20 days of the mailing of such notice by the Company.

(b) If the Holders initiating the registration request under Section 2.2(a) (“Initiating Holders”) intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). The underwriter will be selected by a majority in interest of the Initiating Holders and shall be reasonably acceptable to the Company. In such event, the right of any Holder to include his or its Registrable Securities in such registration shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 2.5(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting.

(c) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its holders of capital stock for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right (collectively with the similar right under subsection 2.4(b)) more than once in any twelve-month period.

(d) In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 2.2:

(i) (A) if the Initiating Holders are holders of Series D Registrable Securities, Series E Registrable Securities, Series F Registrable Securities or Series G Registrable Securities and the Company has either (1) effected one (1) Series D, E, F and G Demand Registration in the prior twelve (12) months, or (2) previously effected two (2) Series D, E, F and G Demand Registrations in the aggregate, and such registrations have been declared or ordered effective and at least 90% of the Series D Registrable Securities, Series E Registrable Securities, Series F Registrable Securities and Series G Registrable Securities requested to be included therein were able to be registered and sold thereunder, (B) if the Initiating Holders are holders of Series C Registrable Securities and the Company has either (1) effected one (1) Series C Demand Registration in the prior twelve (12) months, or (2) previously effected two (2) Series C Demand Registrations in the aggregate, and such registrations have been declared or ordered effective and at least 90% of the Series C Registrable Securities requested to be included therein were able to be registered and sold thereunder or (C) if the Initiating Holders are holders of Other Registrable Securities and the Company has either (1) effected one (1) Other Shareholders Demand Registration in the prior twelve (12) months, or (2) previously effected two (2) Other Shareholders Demand Registrations in the aggregate, and such registrations have been declared or ordered effective and at least 90% of the Other Registrable Securities requested to be included therein were able to be registered and sold thereunder;

(ii) if the Company has, within the 12-month period preceding the date of such request, already effected one registration for the Holders pursuant to this Section 2.2, and such registration has been declared or ordered effective and at least 90% of the Registrable Securities requested to be included therein were able to be registered and sold thereunder;

(iii) during the period starting with the date 90 days prior to the Company’s good faith estimate of the date of filing of, and ending on a date 90 days after the effective date of, a registration subject to Section 2.3; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective; or

(iv) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4.

(e) If the total amount of securities, including Registrable Securities, requested by holders of capital stock and the Company to be included in an underwritten Series D, E, F and G Demand Registration, Series C Demand Registration, Other Shareholder Demand Registration or registration requested under Section 2.4 exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering, and the Company will include in such registration (i) first, the number of Registrable Securities (apportioned pro rata among the selling Holders according to the total amount of securities entitled to be included therein owned by each selling Holder or in such other proportions as shall mutually be agreed to by such selling Holders), but in no event shall any Other Registrable Securities be included until Holders of Series G Registrable Securities, Series F Registrable Securities, Series E Registrable Securities, Series D Registrable Securities and Series C Registrable Securities that have requested to include Registrable Securities therein shall have received (or will receive in such registration) an amount equal to the original purchase price of their shares of Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock, Series D Preferred Stock and Series C Preferred Stock, respectively, (ii) second, the securities, if any, the Company proposes to sell therein and (iii) third, any other securities of the Company requested to be included in such registration. For purposes of the preceding parenthetical concerning apportionment, for any selling Holder which is a partnership or corporation, the partners, retired partners, holders of capital stock of such Holder, the estates and family members of any such partners and retired partners, any Affiliated Fund (as defined below) and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling Holder,” and any pro-rata reduction with respect to such “selling security holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling Holder,” as defined in this sentence.

2.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for holders of capital stock other than the Holders) any of its stock under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan or a transaction covered by Rule 145 under the Securities Act, a registration in which the only stock being registered is Common Stock issuable upon conversion of debt securities which are also being registered, or any registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 5.4, the Company shall, subject to the cut back provisions of Section 2.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

2.4 Form S-3 Registration. In case the Company shall receive from any Holder a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

(a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

(b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder’s or Holders’ Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.4: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters’ discounts or commissions) of less than $1,000,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its holders of capital stock for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 120 days after receipt of the request of the Holder or Holders under this Section 2.4; provided, however, that the Company shall not utilize this right (collectively with the similar right under subsection 2.2(c)) more than once in any 12-month period; (iv) if the Company has, within the 12-month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this Section 2.4; (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance where the Company is not otherwise qualified or subject to the jurisdiction thereof; or (vi) during the period ending 180 days after the effective date of a registration statement subject to Section 2.3.

(c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.

2.5 Obligations of the Company. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

(a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for up to 120 days, or until the distribution described in such registration statement is completed, if earlier.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions where the Company is not otherwise qualified or subject to the jurisdiction thereof, except as may be required by the Securities Act.

(e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

(f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such Holder, prepare and furnish to such Holder a reasonable number of copies of a supplement or an amendment of such prospectus as may be necessary so that, as thereafter delivered to purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, such obligation to continue for 120 days.

(g) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

(h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereunder and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

(i) Use its commercially reasonable efforts to furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

(j) Promptly make available for inspection by the selling Holders, any managing underwriter(s) participating in any disposition pursuant to such registration statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the selling Holders, all financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company’s officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent, in each case, as necessary or advisable to verify the accuracy of the information in such registration statement and to conduct appropriate due diligence in connection therewith.

2.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder’s Registrable Securities. The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 of this Agreement if, as a result of the application of the preceding sentence, the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company’s obligation to initiate such registration as specified in subsection 2.2(a) or subsection 2.4(b), whichever is applicable.

2.7 Expenses of Registration.

(a) Demand Registration. All expenses (other than underwriting discounts and commissions and stock transfer taxes) incurred in connection with registrations, filings or qualifications pursuant to Section 2.2, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders selected by the original requesting Holders with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders who originally requested such registration (in which case, such Holders shall bear such expenses) unless the Holders who originally requested such registration agree to forfeit their right to one demand registration pursuant to Section 2.2; provided, further, however, that if at the time of such withdrawal, the Holders (i) have learned of a material adverse change in the condition, business, or prospects of the Company that was not known to the Holders at the time of their request and (ii) have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Holders shall not be required to pay any of such expenses and shall not forfeit their rights pursuant to Section 2.2.

(b) Company Registration. All expenses (other than underwriting discounts and commissions and stock transfer taxes) incurred in connection with registrations, filings or qualifications of Registrable Securities pursuant to Section 2.3 for each Holder, including (without limitation) all registration, filing, and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by them (by vote of the Holders holding at least a majority of the Registrable Securities requested to be included therein) with the approval of the Company, which approval shall not be unreasonably withheld, shall be borne by the Company.

(c) Registration on Form S-3. All expenses (other than underwriting discounts and commissions and stock transfer taxes) incurred in connection with a registration, filing or qualification requested pursuant to Section 2.4, including (without limitation) all registration, filing, qualification, printers’ and accounting fees and the reasonable fees and disbursements of one counsel for the selling Holder or Holders selected by the original requesting Holders with the approval of the Company, which approval shall not be unreasonably withheld, and counsel for the Company, shall be borne by the Company.

2.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 2.3 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by holders of capital stock to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling security holders according to the total amount of securities entitled to be included therein owned by each selling security holder or in such other proportions as shall mutually be agreed to by such selling security holders) but in no event shall (a) the amount of securities of the selling Holders included in the offering be reduced below 20% of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company’s securities, in which case, the selling security holders may be excluded if the underwriters make the determination described above and no other security holder’s securities are included or (b) any Other Registrable Securities be included until Holders of Series G Registrable Securities, Series F Registrable Securities, Series E Registrable Securities, Series D Registrable Securities and Series C Registrable Securities that have requested to include Registrable Securities therein shall have received (or will receive in such registration) an amount equal to the original purchase price of their shares of Series G Preferred Stock, Series F Preferred Stock, Series E Preferred Stock, Series D Preferred Stock and Series C Preferred Stock, respectively. For purposes of the preceding parenthetical concerning apportionment, for any selling security holder which is a partnership or corporation, the partners, retired partners, holders of capital stock of such holder, the estates and family members of any such partners and retired partners, any Affiliated Fund, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “selling security holder,” and any pro-rata reduction with respect to such “selling security holder” shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such “selling security holder,” as defined in this sentence.

2.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

2.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 2:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers, directors and security holders of each Holder, legal counsel and accountants for each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a “Violation”): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Company be liable to any Holder, underwriter or controlling person for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.

(b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld, conditioned or delayed; provided that (i) in no event shall any indemnity under this subsection 2.10(a) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder and (ii) the obligation by each selling Holder to indemnify hereunder shall be individual and not joint and several for each such Holder.

(c) Promptly after receipt by an indemnified party under this Section 2.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if and only to the extent that it is actually prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.10.

(d) If the indemnification provided for in this Section 2.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided that in no event shall any contribution by a Holder under this Subsection 2.10(d) exceed the net proceeds from the offering received by such Holder, except in the case of willful fraud by such Holder. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

(e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

(f) The obligations of the Company and Holders under this Section 2.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

2.11 Reports Under the Exchange Act. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company shall use its commercially reasonable efforts to:

(a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

(b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

(c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

2.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee (i) of at least 10% of the transferring Holder’s aggregate Registrable Securities originally obtained from the Company (as adjusted for stock splits, stock dividends or the like) or such lower number of Registrable Securities which represent all such Registrable Securities then held by such Holder, (ii) that is a subsidiary, parent, partner, limited partner, retired partner, member, retired member or holder of capital stock of a Holder, (iii) that is an affiliated fund or entity of the Holder, which means with respect to a limited liability company, a limited partnership or a limited liability partnership, a fund or entity managed by the same manager or managing member or general partner or management company or by an entity controlling, controlled by, or under common control with such manager or managing member or general partner or management company (such a fund or entity, an “Affiliated Fund”), (iv) who is a Holder’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (such a relation, a Holder’s “Immediate Family Member”, which term shall include adoptive relationships), or (v) that is a trust for the benefit of an individual Holder or such Holder’s Immediate Family Member, provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if the transferee agrees to be bound by this Agreement and immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act. Notwithstanding the foregoing, the limitation set forth in subsection (i) hereto shall not apply with respect to the transfer of any Registrable Securities to W Capital Partners III, L.P. or any of its Affiliates (“W Capital”) or Montreux Equity Partners V, L.P. or any of its Affiliates (“Montreux”) in connection with the Tender Offer (as defined in the Purchase Agreement) or pursuant to the Secondary Purchase Right of First Refusal or Alternative ROFR Rights (each as defined in the Amended and Restated Right of First Refusal and Co-Sale Agreement, dated as of the date hereof); provided that the exclusion in this sentence shall not apply to any subsequent transfer by W Capital or Montreux. For the purposes of determining the number of shares of Registrable Securities held by a transferee or assignee, the holdings of transferees and assignees of (x) a partnership who are partners or retired partners of such partnership or (y) a limited liability company who are members or retired members of such limited liability company (including

Immediate Family Members of such partners or members who acquire Registrable Securities by gift, will or intestate succession) shall be aggregated together and with the partnership or limited liability company; provided that all assignees and transferees who would not qualify individually for assignment of registration rights shall have a single attorney-in-fact for the purpose of exercising any rights, receiving notices or taking any action under Section 2.

2.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Required Other Holders, the Required Series C Holders and the Required Series D, E, F and G Holders, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 2.2, 2.3 or 2.4 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his or its securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in subsection 2.2(a) or within 120 days of the effective date of any registration effected pursuant to Section 2.2.

2.14 Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in this Section 2 after the termination of this Agreement, as provided in Section 4.

3. Covenants of the Company.

3.1 Delivery of Financial Statements. The Company shall deliver to each Investor holding not less than 235,000 shares of Registrable Securities (as adjusted for stock splits, stock dividends or the like) (each, a “Major Investor”):

(a) within 150 days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholders’ equity as of the end of such year, and a statement of cash flows for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles (“GAAP”), and audited and certified by an independent public accounting firm of nationally recognized standing selected by the Company;

(b) within 60 days after the end of each quarter of each fiscal year of the Company, an unaudited profit or loss statement, a statement of cash flows for such fiscal quarter and an unaudited balance sheet as of the end of such fiscal quarter;

(c) within 45 days of the end of each month (other than months ending at the end of a fiscal quarter), a monthly report detailing key financial and other metrics used to measure the Company’s performance and progress, substantially in the form of Exhibit A hereto; and

(d) within 45 days prior to the end of each fiscal year, a budget for the next fiscal year, prepared on a monthly basis.

Notwithstanding anything else in this Section 3.1 to the contrary, the Company may cease providing the information set forth in this Section 3.1 during the period starting with the date 60 days before the Company’s good-faith estimate of the date of filing of a registration statement only if it reasonably concludes it must do so to comply with the SEC rules applicable to such registration statement and related offering; provided that the Company’s covenants under this Section 3.1 shall be reinstated at such time as the Company is no longer actively employing its commercially reasonable efforts to cause such registration statement to become effective.

3.2 Annual Budget. The adoption of the Company’s annual budget must be approved by the holders of at least a majority of the then outstanding shares of Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series F Preferred Stock and Series G Preferred Stock (in each case, on an as-converted basis), voting together as a single class.

3.3 Inspection. The Company shall permit each Major Investor that is not a competitor of the Company, as determined by the Company’s Board of Directors (the “Board of Directors”) in good faith, at such Major Investor’s expense, to visit and inspect the Company’s properties, to examine its books of account and records and to discuss the Company’s affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Major Investor; provided, however, that the Company shall not be obligated pursuant to this Section 3.3 to provide access to any information which it reasonably considers to be privileged or a trade secret or similar confidential information. The parties hereto agree that neither Catalyst nor BVP (each as defined below) shall be deemed a competitor of the Company for purposes of this Section 3.3.

3.4 Right of First Offer. Subject to the terms and conditions specified in this Section 3.4, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock other than in connection with an Excluded Issuance (as defined in the Company’s Articles of Incorporation as in effect on the date hereof) (“Shares”), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

(a) The Company shall deliver a notice (the “RFO Notice”) to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

(b) Within 10 calendar days after delivery of the RFO Notice, each Major Investor may elect to purchase or obtain, at the price and on the terms specified in the RFO Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held (other than any shares of Common Stock issuable to employees, consultants or directors pursuant to a stock option plan, restricted stock plan, or other stock plan), by such Major Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all convertible or exercisable securities, other than any shares of Common Stock issuable to employees, consultants or directors pursuant to a stock option plan, restricted stock plan, or other stock plan). Such purchase shall be completed at the same closing as that of any third party purchasers or at an additional closing thereunder. The Company shall promptly, in writing, inform each Major Investor that purchases all the Shares available to it (each, a “Fully-Exercising Investor”) of any other Major Investor’s failure to do likewise. During the 5-day period commencing after receipt of such information, each Fully-Exercising Investor shall be entitled to obtain that portion of the Shares for which Major Investors were entitled to subscribe but which were not subscribed for by the Major Investors that is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion and exercise of all convertible or exercisable securities then held, by such Fully-Exercising Investor bears to the total number of shares of Common Stock then outstanding (assuming full conversion and exercise of all vested convertible or exercisable securities) issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Investors who elect to purchase such unsubscribed Shares. If Catalyst Investors QP II, L.P. or any of its Affiliates (“Catalyst”), Bessemer Venture Partners VII L.P. or any of its Affiliates (“BVP”), Institutional Venture Partners XIII, L.P. or any of its Affiliates (“IVP”), W Capital or Montreux exercise their right to purchase Shares in accordance with this Section 3.4, the closing of the sale of such Shares shall not occur any sooner than 14 business days after the expiration of the period provided in this subsection 3.4(b), unless Catalyst, BVP, IVP, W Capital or Montreux, as applicable, consents to a shorter period.

(c) The Company may, during the 90-day period following the expiration of the period provided in subsection 3.4(b) hereof, offer the remaining unsubscribed portion of the Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those, specified in the RFO Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within 90 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

(d) In addition to the foregoing, the right of first offer in this Section 3.4 shall not be applicable with respect to any Major Investor if (i) at the time of such subsequent securities issuance, such Major Investor is not an “accredited investor,” as that term is then defined in Rule 501(a) under the Securities Act, and (ii) the securities issuance is otherwise being offered only to accredited investors.

(e) Notwithstanding the foregoing, a Major Investor’s right of first offer set forth in this Section 3.4 shall not be affected in any manner for any subsequent offering of Shares if such Major Investor fails to be a Fully-Exercising Investor with respect to any consummated offering of Shares subject to this Section 3.4.

3.5 Confidentiality. Each Investor and each Founder shall keep confidential and shall not disclose, divulge or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement (including notice of the Company’s intention to file a registration statement), unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section 3.5 by such Investor or Founder, as applicable), (b) is or has been independently developed or conceived by the Investor or Founder, as applicable, without use of the Company’s confidential information, or (c) is or has been made known or disclosed to the Investor or Founder, as applicable, by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that an Investor or Founder, as applicable, may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Registrable Securities from such Investor or Founder, as applicable, if such prospective purchaser agrees to be bound by the provisions of this Section 3.5; (iii) to any Affiliate, partner, member, stockholder, or wholly owned subsidiary of such Investor in the ordinary course of business, provided that such Investor informs such person that such information is confidential and directs such person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, provided that the Investor or Founder, as applicable, promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

3.6 Confidential Information Agreement and Invention Assignment Agreement. The Company shall enter into the Company’s standard form of Confidential Information Agreement and the Company’s standard form of Invention Assignment Agreement previously provided to the Investors and their respective counsel with each person hereafter employed by it (or engaged by the Company as a consultant or independent contractor) with access to confidential information and/or trade secrets.

3.7 Stock Vesting. With respect to any restricted shares issued or options or rights granted, unless the Board of Directors approves otherwise, the Company shall cause each officer, director, employee of or consultant to the Company (“Option or Restricted Stock Holder”) to enter into an agreement providing for (a) vesting of such shares or options or rights over forty-eight (48) months and (b) such officer, director, employee, consultant, contractor or other service provider of the Company to become party to each of the Right of First Refusal and Co-Sale Agreement and the Voting Agreement upon the granting of such shares or exercise of such options, as the case may be, and (c) acceleration upon a Sale of the Company as follows: 50% of the unvested shares shall accelerate and vest in full upon a Sale of the Company; and the remaining 50% shall accelerate and vest in full in the event the option holder’s employment is terminated within 6 months following a Sale of the Company. “Sale of the Company” shall mean either: (i) a transaction or series of related transactions in which a person or entity, or a group of related persons or entities acquires from shareholders of the Company shares representing more than 50% of the outstanding voting power of the Company; or (ii) a transaction that qualifies as a “Liquidation Transaction” pursuant to the Restated Articles.

3.8 Investor Director Approval. The Company shall not, without the approval of the Board of Directors (including the separate approvals of the Series C Director, the Series D Director and the Series F Director (as such terms are defined in the Voting Agreement)), do any of the following:

(a) enter into or be a party to any transaction with (i) any director or officer of the Company, (ii) any member of the Immediate Family of any director or officer of the Company, or (iii) an entity in which any director or officer of the Company or a member of the Immediate Family member of any director or officer of the Company is a director, officer or, directly or indirectly, 5% equityholder; and

(b) hire, fire or change the compensation of the chief executive officer, chief operating officer, treasurer, chief financial officer, chief technology officer or chief sales and marketing officer of the Company, including approving the adoption or amendment of any option grants or award compensation packages.

3.9 Termination of Certain Covenants.

(a) Each of the covenants set forth in this Section 3 (other than the covenants set forth in Sections 3.5 and 3.9) shall terminate as to each Holder and be of no further force or effect (i) immediately prior to the consummation of a Qualifying IPO, or (ii) upon termination of this Agreement, as provided in Section 4.

(b) The covenants set forth in Section 3.1 shall be suspended as to each Holder when the Company first becomes (and for so long as the Company is) subject to the periodic reporting requirements of Sections 13 or 15(d) of the Exchange Act, if this occurs earlier than the events described in Section 3.9(a).

4. Termination of Agreement.

4.1 Termination Events. This Agreement shall terminate and have no further force or effect upon the earlier of:

(a) the liquidation, dissolution or indefinite cessation of the business operations of the Company; or

(b) the consummation of a transaction or series of related transactions that constitute a Liquidation Event (as defined in the Restated Articles).

5. Miscellaneous.

5.1 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter hereof, and supersedes any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto.

5.2 Successors and Assigns; Third Party Beneficiaries. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors, assigns and legal representatives of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors, assigns and legal representatives any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement (including, without limitation, in Section 2.10).

5.3 Amendments and Waivers. Any term of this Agreement may be amended or waived only with the written consent of (a) the Company, (b) the Required Other

Holders, and (c) the holders of not less than a majority of the of the outstanding shares of Series C Registrable Securities, Series D Registrable Securities, Series E Registrable Securities, Series F Registrable Securities and Series G Registrable Securities (in each case, on an as-converted basis), voting together as a single class; provided, however, that if such amendment or waiver adversely affects an Investor in a manner adversely and disproportionately as compared to other Investors, the affirmative vote or written consent of such Investor shall be required. Any amendment or waiver effected in accordance with this Section 5.3 shall be binding upon the Company, the Founders, the Investors, and each of their respective successors and assigns. Notwithstanding the foregoing, additional holders of Common Stock shall become a party to this Agreement as a “Founder” hereunder, without the need for any consent, approval or signature of any Shareholder hereunder, when such holder has executed one or more counterpart signature pages to this Agreement as a “Founder”, with the Company’s consent.

5.4 Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient on the date of delivery, when delivered personally or by overnight courier or sent by fax or email (upon customary confirmation of receipt), or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party’s address or fax number as set forth below on the signature pages or on Schedule 1, Schedule 2, Schedule 3, Schedule 4, Schedule 5, Schedule 6 or Schedule 7 hereto, or as subsequently modified by written notice.

5.5 Aggregation of Stock. All shares of capital stock of the Company held or acquired by Affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement and such Affiliated persons may apportion such rights as among themselves in any manner they deem appropriate. As used herein, “Affiliate” means, with respect to any specified Investor, any other Investor who, directly or indirectly, controls, is controlled by or is under common control with such Investor, including, without limitation, any general partner, managing member, officer or director of such Investor, or any venture capital fund now or hereafter existing which is controlled by one or more general partners or managing members of, or shares the same management company with, such Investor.

5.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith to effectuate, to the greatest extent legally permissible, the intent of such provision. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of this Agreement shall be interpreted as if such provision were so excluded and (c) the balance of this Agreement shall be enforceable in accordance with its terms.

5.7 Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

5.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

5.9 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

[Signature Page Follows]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE COMPANY:		THE FOUNDERS:

MINDBODY, INC.		RICHARD L. STOLLMEYER VOTING TRUST

By:	/s/ Richard L. Stollmeyer	By:	/s/ Richard L. Stollmeyer
	(Signature)	Name:	Richard L. Stollmeyer
		Title:	Trustee
Richard L. Stollmeyer
Chief Executive Officer

Address:
4051 Broad Street, Suite #220
San Luis Obispo, California 93401
Attn: Chief Executive Officer
Fax:
Email:

THE SERIES A AND B HOLDERS:		THE SERIES C HOLDERS:

(PRINT NAME)		(PRINT NAME)

By:		By:
	(Signature)		(Signature)

Name:		Name:

Title:		Title:

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE COMPANY:	THE FOUNDERS:

MINDBODY, INC.	ROBERT MURPHY

By:	By:	/s/ Robert Murphy
(Signature)		(Signature)

Richard L. Stollmeyer Chief Executive Officer

Address: 4051 Broad Street, Suite #220 San Luis Obispo, California 93401 Attn: Chief Executive Officer Fax: Email:

THE SERIES A AND B HOLDERS:	THE SERIES C HOLDERS:

(PRINT NAME)	(PRINT NAME)

By:	By:
(Signature)		(Signature)

Name:	Name:

Title:	Title:

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE COMPANY:		THE FOUNDERS:

MINDBODY, INC.
(PRINT NAME)

By:
	(Signature)	(Signature)

Richard L. Stollmeyer
Chief Executive Officer

Address:
4051 Broad Street, Suite #220
San Luis Obispo, California 93401
Attn: Chief Executive Officer
Fax:
Email:

THE SERIES A AND B HOLDERS:		THE SERIES C HOLDERS:

CATALYST INVESTORS QP II, L.P.		CATALYST INVESTORS QP II, L.P.
CATALYST INVESTORS II, L.P.		CATALYST INVESTORS II, L.P.

By:	Catalyst Investors Partners II, L.P., their general partner	By:	Catalyst Investors Partners II, L.P., their general partner
By:	Catalyst Investors Partners, L.L.C., its general partner	By:	Catalyst Investors Partners, L.L.C., its general partner

By:	/s/ Christopher J. Shipman	By:	/s/ Christopher J. Shipman
	(Signature)		(Signature)
Name:	Christopher J. Shipman	Name:	Christopher J. Shipman
Title:	Executive Vice President	Title:	Executive Vice President

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE SERIES D HOLDERS AND THE SERIES E HOLDERS:

BESSEMER VENTURE PARTNERS VII L.P.
BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.
BVP VII SPECIAL OPPORTUNITY FUND L.P.

By:	Deer VII & Co. L.P., their General Partner
By:	Deer VII & Co. Ltd., its General Partner

By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Director

CATALYST INVESTORS QP II, L.P.
CATALYST INVESTORS II, L.P.

By:	Catalyst Investors Partners II, L.P., their general partner
By:	Catalyst Investors Partners, L.L.C., its general partner

By:
(Signature)

Name:

Title:

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE SERIES D HOLDERS AND THE SERIES E HOLDERS:

BESSEMER VENTURE PARTNERS VII L.P.
BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.
BVP VII SPECIAL OPPORTUNITY FUND L.P.

By:	Deer VII & Co. L.P., their General Partner
By:	Deer VII & Co. Ltd., its General Partner

By:
J. Edmund Colloton, Director

CATALYST INVESTORS QP II, L.P.
CATALYST INVESTORS II, L.P.

By:	Catalyst Investors Partners II, L.P., their general partner
By:	Catalyst Investors Partners, L.L.C., its general partner

By:	/s/ Christopher J. Shipman
(Signature)
Name:	Christopher J. Shipman
Title:	Executive Vice President

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE SERIES F HOLDERS:

BESSEMER VENTURE PARTNERS VII L.P.
BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.
BVP VII SPECIAL OPPORTUNITY FUND L.P.

By:	Deer VII & Co. L.P., their General Partner
By:	Deer VII & Co. Ltd., its General Partner

By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Director

CATALYST INVESTORS QP II, L.P.
CATALYST INVESTORS II, L.P.

By:	Catalyst Investors Partners II, L.P., their general partner
By:	Catalyst Investors Partners, L.L.C., its general partner

By:
(Signature)

Name:

Title:

INSTITUTIONAL VENTURE PARTNERS XIII, L.P.

By:	Institutional Venture Management XIII, LLC,
its General Partner

By:
(Signature)

Name:

Title:

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE SERIES F HOLDERS:

BESSEMER VENTURE PARTNERS VII L.P.
BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.
BVP VII SPECIAL OPPORTUNITY FUND L.P.

By:	Deer VII & Co. L.P., their General Partner
By:	Deer VII & Co. Ltd., its General Partner

By:
J. Edmund Colloton, Director

CATALYST INVESTORS QP II, L.P.
CATALYST INVESTORS II, L.P.

By:	Catalyst Investors Partners II, L.P., their general partner
By:	Catalyst Investors Partners, L.L.C., its general partner

By:	/s/ Christopher J. Shipman
(Signature)
Name:	Christopher J. Shipman
Title:	Executive Vice President

INSTITUTIONAL VENTURE PARTNERS XIII, L.P.

By:	Institutional Venture Management XIII, LLC,
its General Partner

By:
(Signature)

Name:

Title:

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE SERIES F HOLDERS:

BESSEMER VENTURE PARTNERS VII L.P.
BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.
BVP VII SPECIAL OPPORTUNITY FUND L.P.

By:	Deer VII & Co. L.P., their General Partner
By:	Deer VII & Co. Ltd., its General Partner

By:
J. Edmund Colloton, Director

CATALYST INVESTORS QP II, L.P.
CATALYST INVESTORS II, L.P.

By:	Catalyst Investors Partners II, L.P., their general partner
By:	Catalyst Investors Partners, L.L.C., its general partner

By:
(Signature)

Name:

Title:

INSTITUTIONAL VENTURE PARTNERS XIII, L.P.

By:	Institutional Venture Management XIII LLC
Its:	General Partner

By:	/s/ Melanie Chladek
CFO and Administrative Partner

Address:	3000 Sand Hill Road
Building 2, Suite 250
Menlo Park, CA 94025

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE NEW INVESTORS:

W CAPITAL PARTNERS III, L.P.

By:	WCP GP III, L.P., its General Partner
By:	WCP GP III, LLC, its General Partner

By:	/s/ David Wachter
Name:	David Wachter
Title:	Managing Member

MONTREUX EQUITY PARTNERS V, L.P.

By:	Montreux Equity Management V, LLC,
its General Partner

By:
(Signature)

Name:	Daniel K. Turner III
Title:	Managing Member

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE NEW INVESTORS:

W CAPITAL PARTNERS III, L.P.

By:	WCP GP III, L.P., its General Partner
By:	WCP GP III, LLC, its General Partner

By:
Name:
Title:

MONTREUX EQUITY PARTNERS V, L.P.

By:	Montreux Equity Management V, LLC,
its General Partner

By:	/s/ Daniel K. Turner III
(Signature)

Name:	Daniel K. Turner III
Title:	Managing Member

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE NEW INVESTORS:

BESSEMER VENTURE PARTNERS VII L.P.
BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.
BVP VII SPECIAL OPPORTUNITY FUND L.P.

By:	Deer VII & Co. L.P., their General Partner
By:	Deer VII & Co. Ltd., its General Partner

By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Director

CATALYST INVESTORS QP II, L.P.
CATALYST INVESTORS II, L.P.

By:	Catalyst Investors Partners II, L.P., their general partner
By:	Catalyst Investors Partners, L.L.C., its general partner

By:
(Signature)

Name:
Title:

Institutional Venture Partners XIII, L.P.

By:	Institutional Venture Management XIII LLC
Its:	General Partner

By:
Managing Director

Address:	3000 Sand Hill Road
Building 2, Suite 250
Menlo Park, CA 94025

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE NEW INVESTORS:

BESSEMER VENTURE PARTNERS VII L.P.
BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.
BVP VII SPECIAL OPPORTUNITY FUND L.P.

By:	Deer VII & Co. L.P., their General Partner
By:	Deer VII & Co. Ltd., its General Partner

By:
J. Edmund Colloton, Director

CATALYST INVESTORS QP II, L.P.
CATALYST INVESTORS II, L.P.

By:	Catalyst Investors Partners II, L.P., their general partner
By:	Catalyst Investors Partners, L.L.C., its general partner

By:	/s/ Christopher J. Shipman
(Signature)
Name:	Christopher J. Shipman
Title:	Executive Vice President

Institutional Venture Partners XIII, L.P.

By:	Institutional Venture Management XIII LLC
Its:	General Partner

By:
Managing Director

Address:	3000 Sand Hill Road
Building 2, Suite 250
Menlo Park, CA 94025

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE NEW INVESTORS:

BESSEMER VENTURE PARTNERS VII L.P.
BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.
BVP VII SPECIAL OPPORTUNITY FUND L.P.

By:	Deer VII & Co. L.P., their General Partner
By:	Deer VII & Co. Ltd., its General Partner

By:
J. Edmund Colloton, Director

CATALYST INVESTORS QP II, L.P.
CATALYST INVESTORS II, L.P.

By:	Catalyst Investors Partners II, L.P., their general partner
By:	Catalyst Investors Partners, L.L.C., its general partner

By:
(Signature)

Name:
Title:

Institutional Venture Partners XIII, L.P.

By:	Institutional Venture Management XIII LLC
Its:	General Partner

By:	/s/ Melanie Chladek
CFO and Administrative Partner

Address:	3000 Sand Hill Road
Building 2, Suite 250
Menlo Park, CA 94025

[Signature Page to Amended and Restated Investors’ Rights Agreement]

SCHEDULE 1

FOUNDERS

Name
Robert Murphy

Richard L. Stollmeyer Voting Trust

SCHEDULE 2

SERIES A AND B HOLDERS

Name
David N. Bernstein

Eric & Irina Meyer

Nicholas H. Stonnington

Daryl Bernstein

Jacques & Regine Meyer

Barry Paulk

Gerda D. Levy

William H. Slattery

James N. Adler

John Bell

James S. Bennett, Bennett Family Trust

Boris Droutman

Craig & Katherine Francis

Bob Frazee

S. Robert Frazee

Steven Gabor, King Trust, Steven Cabor, Successor Trustee

Adam Guttentag

Boris Koropey

Kenneth Ramberg, The Tower Trust, Kenneth Ramberg Trustee

Michael P. Ridley

Name

William Rothbard, William Rothbard Inter Vivos Trust

Daniel A. Seigel, The Daniel and Elaine Seigel Revocable Trust

Richard J. Slater, TTEE, The Slater Family Trust

Alison Sweeney

Ryan M. Sweeney Irrevocable Trust

Stender E. Sweeney

Douglas Swets, Swets Family Trust

H. Andrew Thornburg, Thornburg & Co., Inc. Retirement Trust

William N. Tifft

Lead Edge Partners Opportunity I, LLC

EAPE Holdings, LLC

EAPEQ Holdings, LLC

Catalyst Investors II, L.P.

Catalyst Investors QP II, L.P.

SCHEDULE 3

SERIES C HOLDERS

Name
Catalyst Investors II, L.P. with a copy (which shall not constitute notice) to:

Lowenstein Sandler LLP

Catalyst Investors QP II, L.P. with a copy (which shall not constitute notice) to:

Lowenstein Sandler LLP

SCHEDULE 4

SERIES D HOLDERS

Name
Bessemer Venture Partners VII L.P.

With a copy (which shall not constitute notice) to:

King & Spalding LLP

Bessemer Venture Partners VII Institutional L.P.

With a copy (which shall not constitute notice) to:

King & Spalding LLP

BVP VII Special Opportunity Fund L.P.

With a copy (which shall not constitute notice) to:

King & Spalding LLP

Catalyst Investors II, L.P.

with a copy (which shall not constitute notice) to:

Lowenstein Sandler LLP

Catalyst Investors QP II, L.P.

with a copy (which shall not constitute notice) to:

Lowenstein Sandler LLP

SCHEDULE 5

SERIES E HOLDERS

Name
Bessemer Venture Partners VII L.P.

With a copy (which shall not constitute notice) to:

King & Spalding LLP

Bessemer Venture Partners VII Institutional L.P.

With a copy (which shall not constitute notice) to:

King & Spalding LLP

BVP VII Special Opportunity Fund L.P.

With a copy (which shall not constitute notice) to:

King & Spalding LLP

Catalyst Investors II, L.P.

with a copy (which shall not constitute notice) to:

Lowenstein Sandler LLP

Catalyst Investors QP II, L.P.

with a copy (which shall not constitute notice) to:

Lowenstein Sandler LLP

SCHEDULE 6

SERIES F HOLDERS

Name
Bessemer Venture Partners VII L.P.

With a copy (which shall not constitute notice) to:

King & Spalding LLP

Bessemer Venture Partners VII Institutional L.P.

With a copy (which shall not constitute notice) to:

King & Spalding LLP

BVP VII Special Opportunity Fund L.P.

With a copy (which shall not constitute notice) to:

King & Spalding LLP

Catalyst Investors II, L.P. with a copy (which shall not constitute notice) to:

Lowenstein Sandler LLP

Catalyst Investors QP II, L.P. with a copy (which shall not constitute notice) to:

Lowenstein Sandler LLP

Institutional Venture Partners XIII, L.P.

SCHEDULE 7

NEW INVESTORS

Name
W Capital Partners III, L.P.

with a copy (which shall not constitute notice) to:

Goodwin Procter LLP

Montreux Equity Partners V, L.P.

with a copy (which shall not constitute notice) to:

Fenwick & West LLP

Bessemer Venture Partners VII L.P.

With a copy (which shall not constitute notice) to:

King & Spalding LLP

Bessemer Venture Partners VII Institutional L.P.

With a copy (which shall not constitute notice) to:

King & Spalding LLP

BVP VII Special Opportunity Fund L.P.

With a copy (which shall not constitute notice) to:

King & Spalding LLP

Catalyst Investors II, L.P.

with a copy (which shall not constitute notice) to:

Lowenstein Sandler LLP

Catalyst Investors QP II, L.P.

with a copy (which shall not constitute notice) to:

Lowenstein Sandler LLP

Institutional Venture Partners XIII, L.P.

Exhibit A

[Monthly Snapshot Report]

EXECUTION COPY

MINDBODY, INC.

FIRST AMENDMENT TO THE

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This First Amendment (this “Amendment”), entered into and effective as of March 25, 2014, is made to that certain Amended and Restated Investors’ Rights Agreement (the “A&R IRA”) is made and entered into as of February 10, 2014, by and among Mindbody, Inc., a California corporation (the “Company”), the holders of outstanding Common Stock of the Company listed on Schedule 1 thereto (the “Founders”), the holders of outstanding Series A Preferred Stock and Series B Preferred Stock of the Company listed on Schedule 2 thereto (the “Series A and B Holders”), the holders of outstanding Series C Preferred Stock of the Company listed on Schedule 3 thereto (the “Series C Holders”), the holders of outstanding Series D Preferred Stock of the Company, listed on Schedule 4 thereto (the “Series D Holders”), the holders of Series E Preferred Stock of the Company listed on Schedule 5 thereto (the “Series E Holders”), the holders of Series F Preferred Stock of the Company listed on Schedule 6 thereto (the “Series F Holders”) and the purchasers of Series G Preferred Stock of the Company listed on Schedule 7 thereto (the “New Investors” and, together with the Series A and B Holders, the Series C Holders, the Series D Holders, the Series E Holders and the Series F Holders, the “Investors”). All capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the A&R IRA.

RECITALS

WHEREAS, W Capital Partners III, L.P. (“W Capital”) and Montreux Equity Partners V, L.P. (“Montreux”) have undertaken a tender offer (the “Tender Offer”) to purchase certain of the shares of the Company’s capital stock (the “Tender Offer Shares”), including shares currently held by the Founders, the Series A and B Holders and the Common Holders, as described in that certain Side Letter Agreement (the “Side Letter”) dated as of February 10, 2014 between the Company, W Capital and Montreux;

WHEREAS, the number of Tender Offer Shares submitted by eligible participants in the Tender Offer exceeded the maximum number of Tender Offer Shares originally specified in the Side Letter (such excess Tender Offer Shares, the “Oversubscribed Shares”);

WHEREAS, W Capital and Montreux desire to purchase all of the Tender Offer Shares submitted by eligible participants in the Tender Offer, including the Oversubscribed Shares;

WHEREAS, the terms of the A&R IRA may be amended only with the written consent of (collectively, the “Requisite Parties”): (a) the Company, (b) the Required Other Holders, and (c) the holders of not less than a majority of the of the outstanding shares of Series C Registrable Securities, Series D Registrable Securities, Series E Registrable Securities, Series F Registrable Securities and Series G Registrable Securities (in each case, on an as-converted basis), voting together as a single class; and

EXECUTION COPY

WHEREAS, in connection with W Capital’s and Montreux’s purchase of the Tender Offer Shares, including the Oversubscribed Shares, each of the undersigned, which comprise the Requisite Parties, desire to amend the A&R IRA as set forth herein.

NOW, THEREFORE, in exchange for good and valuable consideration including, without limitation, the mutual covenants contained herein, the sufficiency of which are hereby acknowledged, and intending to be legally bound here, the Requisite Parties hereby agree as follows:

1) Amendment. In lieu of the reference to the Purchase Agreement, the term “Tender Offer,” as used in Section 2.12 of the A&R IRA, shall mean the following:

“W Capital Partners III, L.P.’s (“W Capital”) and Montreux Equity Partners V, L.P.’s (“Montreux”) offer to purchase up to $15,687,792 of shares from the holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock of the Company on the terms set forth in the (i) Side Letter Agreement, dated as of February 10, 2014, by and among the Company, W Capital and Montreux and (ii) Additional Side Agreement, dated as of March 25, 2014, by and among the Company, W Capital and Montreux.”

2) Miscellaneous.

a. Except as specifically amended hereby, the, terms and provisions of the A&R IRA shall continue in full force and effect. No reference to this Amendment need to be made in any instrument or document making reference to the A&R IRA; any reference to the A&R IRA in any such instrument or document shall be deemed a reference to the A&R, IRA as amended hereby. The A&R IRA as amended hereby shall be binding upon the parties thereto and their respective assigns and successors.

b. This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

c. This Amendment and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

[Signature Page Follows]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

THE COMPANY:

MINDBODY, INC.

By:	/s/ Richard L. Stollmeyer
Richard L. Stollmeyer
Chief Executive Officer

Address:
4051 Broad Street, Suite #220
San Luis Obispo, California 93401
Attn: Chief Executive Officer
Fax:
Email:

FOUNDERS:

RICHARD L. STOLLMEYER VOTING TRUST

By:	/s/ Richard Stollmeyer
Name:	Richard L. Stollmeyer
Title:	Trustee

ROBERT MURPHY

/s/ Robert Murphy
(Signature)

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

BESSEMER VENTURE PARTNERS VII L.P.
BESSEMER VENTURE PARTNERS VII INSTITUTIONAL L.P.
BVP VII SPECIAL OPPORTUNITY FUND L.P.

By:	Deer VII & Co. L.P., their General Partner
By:	Deer VII & Co. Ltd., its General Partner

By:	/s/ J. Edmund Colloton
J. Edmund Colloton, Director

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

Institutional Venture Partners XIII, L.P.

By:	Institutional Venture Management XIII LLC
Its:	General Partner

By:	/s/ General Partner
CFO and Administrative Partner

Address: 3000 Sand Hill Road
Building 2, Suite 250
Menlo Park, CA 94025

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

CATALYST INVESTORS QP II, LP.
CATALYST INVESTORS II, L.P.

By:	Catalyst Investors Partners II, L.P., their general partner
By:	Catalyst Investors Partners, L.L.C.; its general partner

By:	/s/ Tyler Newton
Name:	Tyler Newton
Title:	Authorized Signatory

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

MONTREUX EQUITY PARTNERS V, L.P.

By:	Montreux Equity Management V, LLC,
its General Partner

By:	/s/ Daniel K. Turner III
(Signature)

Name	Daniel K. Turner III
Title:	Managing Member

[Signature Page to Amended and Restated Investors’ Rights Agreement]

The parties have executed this Amendment to Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTORS:

W CAPITAL PARTNERS III, L.P.

By:	WCP GP III, L.P., its General Partner
By:	WCP GP III, LLC, its General Partner

By:	/s/ David Wachter
Name:	David Wachter
Title:	Managing Member

[Signature Page to Amended and Restated Investors’ Rights Agreement]